                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-40697, 333-34677, 33-65412, 33-97512, 33-65414 and 33-88114 of Pacific
Sunwear of California, Inc. on Form S-8 of our report dated March 12, 1998, appearing in the Annual Report on Form 10-K of Pacific Sunwear of California, Inc. for the year ended February 1, 1998.


/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 9, 1998